Exhibit 99.1

Investor Presentation September 2011

Forward Looking Statements & Safe Harbor Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995: This presentation contains, and Montpelier Re may from time to time make, written or oral “forward-looking” statements within the meaning of the United States federal securities laws, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, that are not historical facts, including statements about our beliefs and expectations. All forward-looking statements are based upon current plans, estimates and projections. Forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and various risk factors, many of which are outside the Company’s control, that could cause actual results to differ materially from such statements. See “Risk Factors” contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as filed with the Securities and Exchange Commission. In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar importance generally involve forward-looking statements. Important events and uncertainties that could cause our actual results, future dividends on, or repurchases of, Common Shares or Preferred Shares to differ include, but are not necessarily limited to: market conditions affecting the prices of our Common Shares or Preferred Shares; the possibility of severe or unanticipated losses from natural or man-made catastrophes, including those that may result from changes in climate conditions, including, but not limited to, global temperatures and expected sea levels; the effectiveness of our loss limitation methods; our dependence on principal employees; our ability to execute the business plans of the Company and its subsidiaries effectively; increases in our general and administrative expenses due to new business ventures, which expenses may not be recoverable through additional profits; the cyclical nature of the insurance and reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty insurance and reinsurance lines of business and in specific areas of the casualty reinsurance market and our ability to capitalize on those opportunities; the sensitivity of our business to financial strength ratings established by independent rating agencies; the inherent uncertainty of our risk management process, which is subject to, among other things, industry loss estimates and estimates generated by modeling techniques; the accuracy of written premium estimates reported by cedants and brokers on pro-rata contracts and certain excess-of-loss contracts where a deposit or minimum premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, particularly on longer-tail classes of business such as casualty; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic and financial market conditions; changes in and the impact of governmental legislation or regulation, including changes in tax laws in the jurisdictions where we conduct business; our ability to assimilate effectively the additional regulatory issues created by our entry into new markets; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in our industry; declining demand due to increased retentions by cedants and other factors; the impact of terrorist activities on the economy; rating agency policies and practices; unexpected developments concerning the small number of insurance and reinsurance brokers upon whom we rely for a large portion of revenues; our dependence as a holding company upon dividends or distributions from our operating subsidiaries; and the impact of foreign currency fluctuations. Montpelier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. 2

Investment Highlights Leading provider of short-tail reinsurance and other specialty lines Proprietary CATM pricing and risk management tools provide competitive advantage Experienced management team with average of over 20 years market experience Conservative high quality balance sheet Opportunistic deployment of capital to pursue improving pricing prospects 15% annualized growth in book value per share since December 2005 We are a recognized global leader with a specialty focus on property catastrophe and short-tail reinsurance, positioned well in the current market 3

Montpelier Group Overview Leading provider of short-tail reinsurance and other specialty lines Majority of products are originated through independent brokers NYSE listed (“MRH”) with a market capitalization of $1.1 billion Total capitalization of $1.95 billion NPW: $632 million 4 Proportional property Risk excess of loss

Competitive Positioning Focused on short-tail reinsurance, the most attractively priced segment of the market 5 Source: Company filings, SNL as of 12/31/10. Note: Size of bubbles representative and indicative of Common Equity.

Diversified Underwriting Platforms 6

Historical Underwriting Performance Strong underwriting track record 7 Net Premiums Written and GAAP Combined Ratio MRH 5-yr. Avg. Combined Ratio: 71.4% Peer 5-yr. Avg. Combined Ratio: 80.5% ($ in millions) Source SNL, Company disclosures. Peers include: Flagstone, Renaissance, Partner, Platinum, Everest, Transatlantic and Validus

Operating Performance 2006 to 2010 Average Operating ROE of 14.8% over last 5 years [1] – Operating earnings and ROE is a non-GAAP measure. See Q4 Financial Supplement for more details 8 Hurricanes Ike/Gustav

15% annualized growth in fully converted book value per share inclusive of dividends from January 2006 to June 2011 9 Creating Shareholder Value 14.6% CAGR since Dec 2005 [1] [1] – Annualized growth in fully converted tangible book value per share including dividends.

Active Capital Management 10 Solid operating results and active capital management have driven shareholder value Capital Management 14.6% CAGR in FCBVPS since December 2005 [1] [1] – Annualized growth in fully converted tangible book value per share including dividends.

Creating Shareholder Value vs. Peers Source data – Dowling & Partners - Total value creation (growth in fully converted tangible book value per share including dividends). Strong performance relative to peers 11 Growth in Fully Converted Tangible Book Value per Share, including Dividends January 1st 2006 to June 30th, 2011

Strong Transparent Balance Sheet Low reserve, investment and financial leverage Conservative reserving track record Limited exposure to longer-tail reserve volatility Low reinsurance recoverables High quality, low duration investment portfolio No significant intangible assets Strong and transparent balance sheet 12

Stable Capital Base ($ in millions) Pristine capital base, balanced capital structure 13 Total Capital at June 30, 2011 of $1,948 million

Reserving Track Record Favorable Prior Year Reserve Development ($m) Prudent reserving track record 14 Annual review of reserve adequacy is performed by an independent actuarial firm

Conservative Investment Portfolio High quality, liquid investment portfolio 6/30/11 Total: $2,722 million Total cash and invested assets of $2.8bn Short duration, high quality investment portfolio Average portfolio rating of AA (S&P) 3.1 year average duration 93% of portfolio is liquid, high quality, short duration fixed income securities and cash 94% of RMBS portfolio agency backed 15

Enterprise Risk Management 16 We take risks we understand Property cat leader Focus on short-tail reinsurance We avoid risks we don’t understand Financial guarantee, Finite, Life, Extended warranty Strong risk culture Industry leading Cat models Daily underwriting meetings CEO former CRO and Chief Actuary ERM upgraded to “Strong” by S&P in August 2011

Single Event Exposure Management Q2 2011 10-Q Disclosure: Estimated average market share across multiple event scenarios Every modeled event is unique No industry-wide set of modeling methodologies and assumptions Significant cat model uncertainty 17 Significant decrease in single event exposures since 2005 Event/Resulting Market Loss Average Market Share U.S. Hurricane / $50 billion 0.7% U.S. Earthquake / $50 billion 0.6% European Windstorm / $20 billion 1.3%

2008 Major Cats as % of 6/08 Shareholders’ Equity Source: Company Data, SNL Estimates for Hurricanes Gustav and Ike as of year end 2009 18 Ike/Gustav losses consistent with initial estimated and internal expectations MRH reserves have remained stable unlike many peers Montpelier Re

2010 Major Cats as% of 12/09 Shareholders Equity Includes Chile and New Zealand Earthquakes and Queensland Floods Source data: Company Reports, Dowling & Partners, SNL Estimates as of year end 2010 19 Chile/New Zealand losses consistent with initial estimated and internal expectations Losses compare favorably to shorter-tail and more diversified reinsurance peers Montpelier Re

2011 Major Cats as% of 12/31 Shareholders Equity 20 Includes Japan and New Zealand Earthquakes and Q2 Tornadoes Source data: Company Reports, Dowling & Partners, SNL Montpelier Re

S&P affirms A- FSR and upgrades ERM to strong Recent Developments 21 AM Best affirms A- FSR move outlook to positive Torus Renewal Rights Agreement and sidecar capacity $150m of preferred securities raised in May 2011 May 2011 May 2011 August 2011 August 2011

Looking Forward Nimble underwriting culture – more cycle management flexibility Active capital management – integral part of long-term strategy Focus on growing book value per share 22 Improving market conditions in core lines

Please visit our website for more information about our company, products and team members: Montpelier Group - www.montpelierre.bm Street Address: Montpelier House, 94 Pitts Bay Road, Pembroke Mailing Address: PO Box HM 2079, Hamilton, Bermuda, HMHX Contact: William Pollett, SVP , Chief Corporate Development and Strategy Officer & Treasurer Telephone: +1-441-299-7576 Email: bill.pollett@montpelierre.bm

Appendix – Balance Sheets

MONTPELIER GROUP

Summary Consolidated Balance Sheets ($millions)

	June 30 2011	Mar 31 2011	Dec 31 2010	Sept 30 2010	June 30 2010
ASSETS					
Investments, cash and cash equivalents	$ 2,950.4	$ 2,812.3	$ 2,791.7	$ 2,792.3	$ 2,672.0
Insurance and reinsurance premiums receivable	325.0	280.1	201.6	257.0	294.6
Deferred insurance and reinsurance acquisition costs	56.2	52.4	45.0	52.1	52.9
Reinsurance recoverable on paid and unpaid losses	76.8	71.2	75.3	77.3	74.7
Unearned reinsurance premiums ceded	37.9	35.1	22.9	26.7	14.2
Other assets	57.6	120.1	82.9	56.4	95.8
Total Assets	$ 3,503.9	$ 3,371.2	$ 3,219.4	$ 3,261.8	$ 3,204.2
LIABILITIES					
Loss and loss adjustment expense reserves	$ 1,031.1	$ 990.9	$ 784.6	$ 781.4	$ 776.0
Unearned insurance and reinsurance premiums	384.5	340.0	264.0	340.9	360.2
Debt	327.8	327.8	327.7	327.7	327.7
Other liabilities	140.3	240.4	214.3	143.4	118.9
Total Liabilities	1,883.7	1,899.1	1,590.6	1,593.4	1,582.8
SHAREHOLDERS' EQUITY					
Preferred shareholders' equity	150.0	-	-	-	-
Common shareholders' equity	1,470.2	1,472.1	1,628.8	1,668.4	1,621.4
Total Shareholders' Equity	1,620.2	1,472.1	1,628.8	1,668.4	1,621.4
Total Liabilities and Shareholders' Equity	$ 3,503.9	$ 3,371.2	$ 3,219.4	$ 3,261.8	$ 3,204.2
Fully converted book value per common share [1]	$ 23.36	$ 23.10	$ 24.61	$ 23.76	$ 22.31
Fully converted tangible book value per common share [1]	$ 23.29	$ 23.03	$ 24.53	$ 23.69	$ 22.24

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Please see the June 30, 2011 Financial Supplement on the Montpelier Group website (www.montpelierre.bm) for more details, including non-GAAP Financial Measures

Appendix – Income Statements

MONTPELIER GROUP

Summary Consolidated Income Statements ($millions)

	Q2-11	Q1-11	Q4-10	Q3-10	Q2-10	YTD 2011	YTD 2010
Underwriting revenues							
Gross insurance and reinsurance premiums written	$ 217.2	$ 254.1	$ 102.3	$ 143.4	$ 199.5	$ 471.3	$ 474.3
Reinsurance premiums ceded	(22.9)	(27.6)	(11.1)	(23.7)	(3.5)	(50.5)	(16.4)
Net insurance and reinsurance premiums written	194.3	226.5	91.2	119.7	196.0	420.8	457.9
Net insurance and reinsurance premiums earned	152.4	166.1	162.2	156.4	148.3	318.5	306.8
Underwriting expenses							
Loss and loss adjustment expenses - current year	(124.1)	(282.0)	(87.1)	(73.3)	(83.0)	(406.1)	(251.3)
Loss and loss adjustment expenses - prior year	19.7	33.6	24.6	21.3	39.4	53.3	63.5
Insurance and reinsurance acquisition costs	(26.3)	(24.7)	(28.1)	(24.8)	(23.4)	(51.0)	(45.8)
Operating expenses	(22.9)	(22.1)	(21.9)	(21.9)	(16.5)	(45.0)	(39.7)
Incentive compensation expenses	(2.6)	(1.9)	(7.6)	(9.8)	(5.3)	(4.5)	(11.2)
Underwriting income (loss)	**(3.8)**	**(131.0)**	**42.1**	**47.9**	**59.5**	**(134.8)**	**22.3**
Net investment income	17.1	17.5	16.5	18.7	20.3	34.6	38.8
Other revenue	0.1	-	0.5	0.1	-	0.1	0.2
Interest and other financing expenses	(4.9)	(5.9)	(6.0)	(6.0)	(6.1)	(10.8)	(12.6)
Net realized and unrealized investment gains (losses)	9.4	16.6	(16.2)	29.4	8.6	26.0	37.4
Net foreign exchange gains (losses)	2.3	(2.0)	5.0	(3.9)	(5.9)	0.3	1.2
Net income (expense) from derivative instruments	3.9	(0.6)	(0.5)	3.9	(5.2)	3.3	(8.1)
Income tax benefit (expense)	(0.5)	1.1	0.8	(0.1)	(1.3)	0.6	0.6
Net income (loss)	**23.6**	**(104.3)**	**42.2**	**90.0**	**69.9**	**(80.7)**	**79.8**
Dividends declared on non-cumulative preferred shares	(2.4)	-	-	-	-	(2.4)	-
Net income (loss) available to common shareholders	**$ 21.2**	**$ (104.3)**	**$ 42.2**	**$ 90.0**	**$ 69.9**	**$ (83.1)**	**$ 79.8**
Net income (loss)	$ 23.6	$ (104.3)	$ 42.2	$ 90.0	$ 69.9	$ (80.7)	$ 79.8
Other comprehensive income (loss) items	0.9	0.5	(0.4)	0.8	0.7	1.4	(3.7)
Comprehensive income (loss)	**$ 24.5**	**$ (103.8)**	**$ 41.8**	**$ 90.8**	**$ 70.6**	**$ (79.3)**	**$ 76.1**
Loss and loss adjustment expense ratio	68.6%	149.5%	38.6%	33.3%	29.4%	110.7%	61.2%
Acquisition costs ratio	17.3%	14.8%	17.3%	15.8%	15.7%	16.0%	14.9%
Operating expenses	15.0%	13.3%	13.5%	14.1%	11.1%	14.2%	12.9%
Incentive compensation expenses	1.7%	1.2%	4.7%	6.3%	3.6%	1.4%	3.7%
Combined ratio	102.6%	178.8%	74.1%	69.5%	59.8%	142.3%	92.7%

Please see the June 30, 2011 Financial Supplement on the Montpelier Group website (www.montpelierre.bm) for more details, including non-GAAP Financial Measures

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Appendix - Investments

MONTPELIER GROUP

Consolidated Investment Portfolio ($millions)

	June 30, 2011				31 December 31, 2010		June 30, 2010	
	Amortized		Fair		Fair		Fair	
Composition:	Cost	Gain	Value	%	Value	%	Value	%
Fixed maturities	$ 2,297.1	$ 38.5	$ 2,335.6	79%	$ 2,289.3	82%	$ 2,218.7	82%
Equity securities	73.9	35.7	109.6	4%	152.9	5%	134.2	5%
Other investments	71.0	3.7	74.7	3%	90.1	3%	66.8	3%
Cash equivalents	181.7	-	181.7	6%	71.7	3%	70.5	3%
Cash and restricted cash	248.8	-	248.8	8%	187.7	7%	181.8	7%
Total investments and cash	$ 2,872.5	$ 77.9	$ 2,950.4	100%	$ 2,791.7	100%	$ 2,672.0	100%
Fixed maturities allocation:								
Mortgage-backed and asset-backed securities [1]	$ 1,021.4	$ 10.8	$ 1,032.2	44%	$ 805.8	35%	$ 879.0	40%
Government & government-sponsored entities	511.2	6.7	517.9	22%	712.8	31%	695.0	31%
Corporate bonds [2]	708.9	18.2	727.1	31%	711.0	31%	608.0	27%
Municipal bonds	55.6	2.8	58.4	3%	59.7	3%	36.7	2%
Total fixed maturities	$ 2,297.1	$ 38.5	$ 2,335.6	100%	$ 2,289.3	100%	$ 2,218.7	100%
Other investments:								
Limited partnership interests and private investment funds	$ 60.9	$ 2.6	$ 63.5	85%	$ 76.0	84%	$ 52.2	79%
Catastrophe bonds	10.0	0.5	10.5	14%	10.6	12%	10.3	15%
Derivative instruments	0.1	0.6	0.7	1%	3.5	4%	4.3	6%
Total other investments	$ 71.0	$ 3.7	$ 74.7	100%	$ 90.1	100%	$ 66.8	100%
Average market yield to worst of fixed maturities and cash equivalents			3.2%		3.1%		2.7%	
Average duration of fixed maturities, cash and cash equivalents			2.4 years		3.1 years		1.9 years	
Average credit quality of fixed maturities and cash equivalents			AA+		AA		AA+	
Average duration of fixed maturities			2.8 years		3.4 years		2.2 years	

Please see the June 30, 2011 Financial Supplement on the Montpelier Group website (www.montpelierre.bm) for more details, including non-GAAP Financial Measures

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Please visit our website for more information about our company, products and team members: Montpelier Group - www.montpelierre.bm Street Address: Montpelier House, 94 Pitts Bay Road, Pembroke Mailing Address: PO Box HM 2079, Hamilton, Bermuda, HMHX Investor Contact: William Pollett, SVP , Chief Corporate Development and Strategy Officer & Treasurer Telephone: +1-441-299-7576 Email: bill.pollett@montpelierre.bm